UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective February 22, 2021, Emmaus Medical, Inc., or Emmaus Medical, an indirect wholly owned subsidiary of Emmaus Life Sciences, Inc. (“we”, “our,” “us,” “Emmaus” or the “company”), entered into a purchase and sale agreement with Prestige Capital Finance, LLC, or Prestige Capital, pursuant to which Emmaus Medical may offer and sell to Prestige Capital from time to time eligible accounts receivable in exchange for Prestige Capital’s down payment, or advance, to Emmaus Medical of 70% (subject to increase to 75%) of the face amount of the accounts receivable, subject to a $7,500,000 cap on advances at any time. The balance of the face amount of the accounts receivable will be reserved by Prestige Capital and paid to Emmaus Medical, less discount fees of Prestige Capital ranging from 2.25% to 7.25% of the face amount, as and when Prestige Capital collects the entire face amount of the accounts receivable. Emmaus Medical’s obligations to Prestige Capital under the purchase and sale agreement are secured by a security interest in the accounts receivable and all or substantially all other assets of Emmaus Medical.

In connection with the purchase and sale agreement, we entered into a guaranty in favor of Prestige Capital by which we guarantee Emmaus Medical’s obligations under the purchase and sale agreement. We also entered into a separate, unrelated guaranty in favor of the holders of the outstanding Amended and Restated 10% Senior Secured Convertible Debentures of our EMI Holding, Inc. subsidiary in consideration of the holders’ agreement to subordinate in favor of Prestige Capital the holders’ security interest in our accounts receivable. Our obligations under the respective guaranties are unsecured.

 The foregoing description of the material terms of the purchase and sale agreement and the guaranties is not complete and is qualified by reference to the full text of the purchase and sale agreement and the guaranties, copies of which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Report regarding our obligations under the guaranty in favor of the holders of the outstanding Amended and Restated 10% Senior Secured Convertible Debentures of EMI Holding, Inc. is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the accompanying Index to Exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YASUSHI NAGASAKI
	Name:	Yasushi Nagasaki
	Title:	Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Purchase and Sale Agreement between Emmaus Medical, Inc. and Prestige Capital Finance, LLC.
10.2	Guaranty dated December 9, 2020 by Emmaus Life Sciences, Inc. in favor or Prestige Capital, Inc.
10.3	Guaranty dated February 1, 2021 by Emmaus Life Sciences, Inc. in favor of the holders of Amended and Restated 10% Senior Secured Convertible Debentures of EMI Holding, Inc.

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